UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 2, 2015

 Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01	Other Events	3
ITEM 9.01	Financial Statements and Exhibits	4
SIGNATURES		6
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 8.01 Other Events.

Stanley Black & Decker, Inc. (the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) to update certain financial information in its Annual Report on Form 10-K for the fiscal year ended January 3, 2015 filed on February 19, 2015 (“Form 10-K”). The update pertains to the realignment of certain segment financial information as a result of the Company combining the Construction & Do-It-Yourself ("CDIY") business with certain complementary elements of the Industrial and Automotive Repair ("IAR") and Healthcare businesses (formerly part of the Industrial and Security segments, respectively) to form one Tools & Storage business. In order to align the reporting with the current management of the Company's operations and to be comparable with the current year presentation, certain segment financial information, including net sales and segment profit, has been recast amongst the segments. Additionally, the associated goodwill of each segment was adjusted to reflect the change. There is no impact to the consolidated financial statements of the Company as a result of this segment realignment.

This Form 8-K presents disclosures updated from the Company’s originally filed Form 10-K to reflect the realignment of certain segment financial information, including net sales and segment profit, for all periods presented. The updates to the Form 10-K, as set forth in this Form 8-K, for this realignment are consistent with the presentation in the Company’s quarterly Report on Form 10-Q for each quarterly period in the current fiscal year. The sections of the Form 10-K affected by these changes are Items 1, 2, 7 and 8.

We have not updated or enhanced any other disclosures presented in our Form 10-K. All other information not affected by the segment realignment is presented as of the original filing date and has not been updated in this Form 8-K. Without limitation of the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the Securities and Exchange Commission. This Form 8-K should be read in conjunction with the Form 10-K and the Company’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of the Company that may have been reported since the filing of the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
See Exhibit Index.

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 1

99.2	Item 2

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Financial Statements and Supplementary Data

99.5	Financial Statements and Financial Statement Schedule

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

October 2, 2015	By:	/s/ Donald Allan, Jr.
	Name:	Donald Allan, Jr.
	Title:	Senior Vice President and Chief Financial Officer

6